Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
12. INCOME TAXES
Income Tax Provision
The income before taxes for Cayman and
Non-Cayman
entities is as follows:

	Year Ended December 31
	2022	2023	2024
	US$	US$	US$
Cayman	(39,449)	(17,082)	(5,305)
Non-Cayman	252,027	78,130	112,714

Income before taxes	212,578	61,048	107,409

The components of income tax provision (benefit) were as follows:

	Year Ended December 31
	2022	2023	2024
	US$	US$	US$
Current	42,594	7,747	18,582
Deferred	(2,526)	428	(422)

Income tax expense	40,068	8,175	18,160

Effective tax rate	18.8%	13.4%	16.9%
The Company’s business operations are primarily located in China, Hong Kong, Macau, Taiwan and the US, where statutory and effective tax rates in each jurisdiction are different, and our consolidated effective tax rate could change from period-to-period
due to changing statutory tax rates, availability of tax benefits and proportional income earned in each jurisdiction. The statutory tax rates in these jurisdictions range from 12% to 21%. For the year ended December 31, 2024, the Company’s effective tax rate was 16.9%, a decrease from 18.8% in 2022, though an increase from 13.4% in 2023, primarily due to changes in the proportional income earned by operations in key jurisdictions. Effective tax rates in each jurisdiction are generally lower than statutory rates due to tax credits for research and development and other tax incentive programs and are determined by different government policies in each of the jurisdictions where the Company operates.
The Company consists of a Cayman parent holding company with U.S. and other non-Cayman
operations. The applicable Cayman statutory rate is zero for the Company for 2022, 2023, and 2024. A reconciliation of its income tax expense at the statutory rate and provision for income tax is shown below:

	Year Ended December 31
	2022	2023	2024
	US$	US$	US$
Tax expense at Cayman statutory rate	—	—	—
Differences between Cayman and other statutory tax rates	38,696	9,979	16,107
Permanent differences	(3,377)	206	365
Temporary differences	(1,091)	(1,614)	(2,703)
Alternative minimum tax	1	1	1
Income tax on undistributed earnings	1,874	—	193
Net changes in income tax credit	(38)	(205)	(101)
Net changes in valuation allowance of deferred income tax assets	(302)	3,260	5,014
Net operating loss carryforwards	1,668	(1,805)	497
Liabilities related to unrealized tax benefits	11,036	5,482	(42)
Adjustment of prior years’ taxes and others	(8,399)	(7,129)	(1,171)

Income tax expense	40,068	8,175	18,160

Deferred and Current Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes.
Significant components of our deferred tax assets (liabilities) at the end of each period are as follows:

	December 31
	2023	2024
	US$	US$
Stock-based compensation	1,430	1,520
Allowance for sales return	392	1,024
Inventory reserve	2,983	3,122
Foreign currency translation	(35)	(126)
Property and equipment	(1,076)	(628)
Investment tax credits	3,495	3,596
Net operating loss carryforwards	21,332	21,607
Others	3,055	6,563
Valuation allowance	(23,120)	(27,800)

Net deferred tax assets	8,456	8,878

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. Valuation allowance increased by US$2,957 thousand for the year ended December 31, 2023 and US$4,680 thousand for the year ended December 31, 2024, respectively. The increase in valuation allowance in 2023 and 2024 had been based on all available information, particularly the earnings history and forecasts of future taxable income in each respective jurisdiction.
As of December 31, 2024, the Company’s U.S. federal net operating loss carryforwards available to offset future

income were approximately US$23,605 thousand as of December 31, 2024, expiring at various times starting from 2025 through 2037 for federal losses generated through December 31, 2017, if not utilized. As a result of the U.S. Tax Cuts and Jobs Act (TCJA), all federal net operating losses of US$20,326 thousand that are generated beginning January 1, 2018 and beyond will carryforward indefinitely.
As of December 31, 2024, the Company’s U.S. federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately US$2,205 thousand and US$1,391 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2044, while the state tax credit carryforward has no expiration date in California.
Current U.S. federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.
As of December 31, 2024, the Company had accumulated undistributed earnings from a foreign subsidiary of US$491 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

Unrecognized Tax Benefit
A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2022	2023	2024
	US$	US$	US$
Balance, beginning of year	26,317	37,105	43,764
Increases in tax positions taken in current year	13,705	16,054	4,376
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(2,917)	(9,395)	(4,556)

Balance, end of year	37,105	43,764	43,584

At December 31, 2024, the Company had US$43,584 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2022, and 2023, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$1,037 thousand and US$1,072 thousand, respectively. For the year ended December 31, 2024, the Company derecognized approximately US$1,053 thousand for the interest expense and penalties accrued during a prior year because of a lapse in the statute of limitations. The total amount of accrued interest and penalties recognized as of December 31, 2023 and 2024 was US$7,850 thousand and US$6,797 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.
The Company files income tax returns in the U.S. and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax years that remain subject to examination by tax authorities as of December 31, 2024:

Tax Jurisdiction	Tax Years
China	2021 and onward
Hong Kong	2021 and onward
Taiwan	2019 and onward
United States	2019 onward